Fiscal 2014 Year-End Financial Results September 10, 2014 Exhibit 99.2

Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as “believe,” “expect,”
“anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-
looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors.
Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange Commission.
Adjusted EBITDA and related reconciliation presented here represents earnings before interest, taxes, depreciation and amortization as adjusted for restructuring/impairment charges, gross profit effects of capitalized profit in inventory from acquisition and acquisition contingency settlement, and gain on sale of investment. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.

• 4   Quarter Highlights
• Fiscal 2014 Highlights
• 4   Quarter and Year-End Operating Results
• Liquidity & Capital Resources
• Acquisition Update
• Fiscal 2014 Summary
• Fiscal 2015 Outlook
• Q & A
Today’s Agenda

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• Quarterly revenue grew 15% to $93 million.
• Quarterly adjusted EBITDA of $11.5 million or an increase of 23%.
• 26 new business programs were awarded with potential annualized revenue of $13.3 million.
• Completed the integration of Aubrey Group.
• Redeemed $1.6 million of the remaining outstanding Industrial Revenue
Bonds with the State of Ohio.
4   Quarter Highlights

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• Annual revenue growth of 27% to $336 million.
• Annual adjusted EBITDA of $33.3 million or an increase of 52% from the prior year.
• Organic growth, net of acquisition impacts, was 5%.
• 89 new business programs were awarded with potential annualized sales of $38.8 million.
• Completed the acquisitions of Aydin Displays, Beckwood Services, and
Aubrey Group.
Fiscal 2014 Highlights

Consolidated Financial Results
Fiscal 2014

(Adjusted)
2014 2013 2014 2013
Net Sales $ 336,139 $ 264,627 $ 336,139 $ 264,627 $    71,512
Gross Profit 64,453 64,790 46,001 18,789
19.2% 19.3% 17.4%
Selling and Administrative Expense 35,698 35,698 26,451 (9,247)
10.6% 10.6% 10.0%
Internal R&D Expense 1,169 1,169 1,300 131
Amortization of intangible assets 3,287 3,287 1,575 (1,712)
EPA related - net environmental remediation 4,238 - - -
Restructuring/impairment charges 188 - - -
Other operating expense, net (16) (16) 13 29
Operating Income 19,889 24,652 16,662 7,990
5.9%
45,435
17.2%
26,451
10.0%
1,300
1,575
-
55
13
16,041
6.1% 7.3% 6.3%
Income Before Provision For Income Tax 19,602 16,172 24,365 16,793 7,572
Provision For Income Taxes 6,615 2,702 8,352 4,976 (3,376)
Net Income $    12,987 $    13,470 $    16,013 $    11,817 $      4,196
3.9% 5.1% 4.8% 4.5%
Income per Share (Basic) $        1.28 $        1.32 $        1.58 $        1.16 $        0.42
Income per Share (Diluted) $        1.28 $        1.32 $        1.58 $        1.16 $        0.42
($ in 000’s, except per share)
(adjusted removes certain gains and charges)
(Reported) (Adjusted)
Year ended June 30, Year ended June 30, Total YoY
Variance

Consolidated Financial Results
Adjusted EBITDA

2014 2013 2014 2013 Variance
Net Income $      2,971 $      5,636 $    12,987 $    13,470 $      (483)
Interest expense 291 128 838 518 320
Interest income (7) (3) (9) (102) 93
Provision for income taxes 1,758 1,871 6,615 2,702 3,913
Depreciation and amortization 2,213 1,725 8,123 4,761 3,362
Restructuring/impairment charges - 55 188 55 133
EPA related - net environmental remediation 4,238 - 4,238 - 4,238
Capitalized profit in inventory from acquisition 81 - 337 566 (229)
Adjusted EBITDA $    11,545 $      9,412 $    33,317 $    21,970 $  11,347
12.4% 11.6% 9.9% 8.3%
3 months ended June 30, Year ended June 30,

Operating Results
Revenue & Gross Profit

SEGMENT 2014
% of Total
2013
% Change
2014
% of Total
2013
% Change
Medical $  39,109
42%
$  44,871
-13%
$162,648
48%
$146,873
11%
Complex Systems 22,986 24% 17,761 29% 83,119 25% 60,649 37%
DSS 36,310
39%
23,580
54%
109,134
33%
75,430
45%
Inter-company (4,958)
-5%
(4,788)
4%
(18,762)
-6%
(18,325)
2%
Totals $  93,447 100% $  81,424 15% $336,139 100% $264,627 27%
SEGMENT 2014 GP %  2013 GP %  2014 GP %  2013 GP %
Medical $     6,056
15.5%
$     7,410
16.5%
$  25,190
15.5%
$  21,853
14.9%
Complex Systems 2,930 12.7% 1,974 11.1% 9,297 11.2% 6,388 10.5%
DSS 11,951 32.9% 5,831 24.7% 30,303 27.8% 17,760 23.5%
Totals $  20,937
22.4%
$  15,215
18.7%
$  64,790
19.3%
$  46,001
17.4%
($ in 000’s)
3 months ended June 30,
3 months ended June 30,
Year ended June 30,
Year ended June 30,
REVENUE
ADJUSTED GROSS PROFIT

Debt-to-EBITDA
Leverage = 1.2x
Outstanding Debt ($ '000)
Debt:Equity Ratio
50,000
25,000
0
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
1,796
1,669
11,539
41,000
Jun-11
Jun-12
Jun-13
Jun-14

Liquidity & Capital Resources

($ in '000)
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
Cash and equivalents 6,085    2,719    1,009    7,502    8,028
LOC Availability 55,000 36,000 40,000 30,000 59,000
Total 61,085 38,719 41,009 37,502 67,028
($ in '000)
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
Credit Revolver 10,000 28,500 25,000 35,000 41,000
IRB (Ohio) 1,539    1,506    1,472    1,437    -
Total 11,539 30,006 26,472 36,437 41,000
($ in '000)
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
Net Inventory 46,334 55,658 52,393 51,466 53,372
Cash Availability
Debt
Inventory

• eMT
–
Closed transaction on July 9, 2014
–
Located in Irvine, CA
–
Contract services business of manufacturing electromechanical controls and electronic assemblies
–
Over 20 years of experience and expertise in highly reliable industrial excimer laser products, laser eye surgery sub-assemblies, target simulators for space and aviation systems, power modules for computerized tomography (CT) products, test systems for commercial aerospace
OEMs, and toll road antennas and control boxes.
–
$25 million of revenue
–
Financials reported within Complex Systems segment
–
Minimal integration activities required
–
Accretive to earnings within 12 months
Acquisition Update

Strategic M&A
sparton
Internal Research & Development (IP)
Targeted Business Development

Fiscal 2014 Results: 27% revenue growth, including 5% organic growth in the legacy business
52% adjusted EBITDA growth
36% adjusted earnings per share growth
Supported by market research & go-to-
market programs
Fiscal 2014 Summary
11
New Programs
New Customers
Potential Annualized Revenue 17.7 $ 23.8 $ 39.4 $ 38.8 $
Aubrey Group
GEDC-6
Fiscal 2012
AHRS-8 Temperature compensated attitude heading reference system
Fiscal 2014
Aydin Various new ruggedized displays
IMU-10 Harsh environment inertial sensing system
26 40 71 89

PHOD-1
Aydin Displays
Beckwood Services
Fiscal 2013
Onyx EMS
Creonix
Internal Research & Development
Fiscal 2011
Gyro-enhanced digital compass
Hydrophone
Fiscal 2015
eMT
Fiscal 2014
FY11 FY12 FY13 FY14
20 12 26
Acquisitions
New Business Awards
Fiscal 2011
Delphi Medical
Byers Peak

– DSS: 25%-30% (5% upward revision)
– Medical: 13%-16% (No changes, even with the in-sourcing of a Fenwal program)
– Complex Systems: 9%-12% (To be revisited after Q1 for potential upward revision)
Fiscal 2015 Outlook

“We continue to focus on achieving a $500 million revenue run-rate at a 10% EBITDA margin by the end of the year, but we will just not do a deal in order to reach the revenue goal if it’s not in the best interest of Sparton or its shareholders.”
• Continue to execute on the same priorities as in prior years
–
Further execution of our growth strategy
–
Continued focus on sustained profitability
–
More complementary and compatible acquisitions
•
Gross margin target guidance
•
Integration of eMT
•
Deploy the 2020 Vision (phase II of Sparton’s Strategic Growth Plan)

Q & A 13